Provisions and other non-current liabilities	12 Months Ended
Dec. 31, 2023
Provisions and other non-current liabilities
Provisions and other non-current liabilities

Note 12 Provisions and other non-current liabilities

12.1 PROVISIONS AND OTHER NON-CURRENT LIABILITIES

Accounting principles

A provision is recognized when TotalEnergies has a present obligation, legal or constructive, as a result of a past event for which it is probable that an outflow of resources will be required and when a reliable estimate can be made regarding the amount of the obligation. The amount of the liability corresponds to the best possible estimate.

Provisions and non-current liabilities are comprised of liabilities for which the amount and the timing are uncertain. They arise from environmental risks, legal and tax risks, litigation and other risks.

As of December 31,
(M$)	2023	2022	2021
Litigations and accrued penalty claims	476	529	285
Provisions for environmental contingencies	750	751	812
Asset retirement obligations	11,585	13,110	14,976
Other non-current provisions	3,588	3,633	2,766
of which restructuring activities	228	282	506
of which financial risks related to non-consolidated and equity accounted for affiliates	1,708	1,582	265
of which contingency reserve on solar panels warranties (SunPower)	–	–	83
Other non-current liabilities	4,858	3,379	1,430
TOTAL	21,257	21,402	20,269

In 2023, litigation reserves amount to $476 million of which $276 million in the Exploration & Production, notably in Brazil, Bolivia and Angola, and $91 million in Refining & Chemicals.

In 2022, litigation reserves amounted to $529 million of which $257 million in the Exploration & Production, notably in Brazil, Bolivia and Angola, and $159 million in Refining & Chemicals.

In 2021, litigation reserves amounted to $285 million of which $192 million in the Exploration & Production, notably in Brazil, Bolivia and Angola.

Other non-current liabilities mainly include debts whose maturity is more than one year related to fixed assets acquisitions.

Changes in provisions and other non-current liabilities

Changes in provisions and other non-current liabilities are as follows:

				Currency
	As of			translation		As of
(M$)	January, 1	Allowances	Reversals	adjustment	Other	December, 31
2023	21,402	1,269	(1,315)	212	(311)	21,257
of which provisions for financial risks	–	18	(29)	–	–	–
of which asset retirement obligations	–	524	(339)	–	–	–
of which provisions for environmental contingencies	–	117	(158)	–	–	–
of which provisions for restructuring of activities	–	69	(138)	–	–	–
2022	20,269	2,724	(1,397)	(834)	640	21,402
of which provisions for financial risks	–	1,363	(15)	–	–	–
of which asset retirement obligations	–	430	(418)	–	–	–
of which provisions for environmental contingencies	–	97	(133)	–	–	–
of which provisions for restructuring of activities	–	31	(230)	–	–	–
2021	20,925	1,446	(1,560)	(404)	(138)	20,269
of which provisions for financial risks	–	–	–	–	–	–
of which asset retirement obligations	–	449	(527)	–	–	–
of which provisions for environmental contingencies	–	43	(178)	–	–	–
of which provisions for restructuring of activities	–	415	(178)	–	–	–

Asset retirement obligations

Accounting principles

Asset retirement obligations, which result from a legal or constructive obligation, are recognized based on a reasonable estimate in the period in which the obligation arises.

The associated asset retirement costs are capitalized as part of the carrying amount of the underlying asset and depreciated over the useful life of this asset.

An entity is required to measure changes in the liability for an asset retirement obligation due to the passage of time (accretion) by applying a discount rate to the amount of the liability. Given the long-term nature of expenditures related to our asset retirement obligations, the rate is determined by reference to the rates of high quality AA-rated corporate bonds on the USD area for a long-term horizon. The increase of the provision due to the passage of time is recognized as “Other financial expense”.

The discount rate used for the valuation of asset retirement obligation is 5% in 2023 and 4% in 2022 and 3% in 2021 (the expenses are estimated at current currency values with an inflation rate of 2% in 2023 and 2% in 2022 and 1.5% in 2021).

A decrease of 0.5% of this rate would increase the asset retirement obligation by $846 million, with a corresponding impact in tangible assets, and with a negative impact of approximately $80 million on the following years net income. Conversely, an increase of 0.5% would have a nearly symmetrical impact compared to the effect of the decrease of 0.5%.

Changes in the asset retirement obligation are as follows:

					Spending on	Currency
	As of		Revision in	New	existing	translation		As of
(M$)	January 1,	Accretion	estimates	obligations	obligations	adjustment	Other	December 31,
2023	13,110	524	(1,499)	108	(339)	101	(420)	11,585
2022	14,976	430	(1,172)	198	(418)	(663)	(241)	13,110
2021	15,368	449	(109)	228	(527)	(194)	(239)	14,976

12.2 OTHER RISKS AND CONTINGENT LIABILITIES

There are no governmental, legal or arbitration proceedings, including any proceeding of which the Corporation is aware that are pending or threatened against the Corporation, that could have, or could have had during the last 12 months, a material impact on TotalEnergies’ financial situation or profitability.

Described below are the main administrative, legal and arbitration proceedings in which the Corporation and the other entities of TotalEnergies are involved.

FERC

The Office of Enforcement of the U.S. Federal Energy Regulatory Commission (FERC) began in 2015 an investigation in connection with the natural gas trading activities in the United States of TotalEnergies Gas & Power North America, Inc. (TGPNA), a U.S. subsidiary of TotalEnergies. The investigation covered transactions made by TGPNA between June 2009 and June 2012 on the natural gas market. TGPNA received a Notice of Alleged Violations from FERC on September 21, 2015. On April 28, 2016, FERC issued an order to show cause to TGPNA and two of its former employees, and to the Corporation and TotalEnergies Gas & Power Ltd., regarding the same facts. The case was remanded on July 15, 2021 to the FERC Administrative Judge for hearing and consideration on the merits. TGPNA brought a claim to the U.S. District Court for the District of Texas in December 2022 disputing the constitutionality of FERC’s administrative procedure; the U.S. District Court for the District of Texas ordered a stay of the case in the course of 2023, pending decisions by the U.S. Supreme Court in another cases involving similar constitutional issues. TGPNA contests the claims brought against it.

DISPUTE RELATING TO CLIMATE

In France, the Corporation was summoned in January 2020 before Nanterre’s Civil Court of Justice by certain associations and local communities in order to oblige the Company to complete its Vigilance Plan, by identifying in detail risks relating to a global warming above 1.5 °C, as well as indicating the expected amount of future greenhouse gas emissions related to the Company’s activities and its product utilization by third parties and in order to obtain an injunction ordering the Corporation to cease exploration and exploitation of new oil or gas fields, to reduce its oil and gas production by 2030 and 2050, and to reduce its net direct and indirect CO2 emissions by 40% in 2040 compared with 2019. This action was declared inadmissible on July 6, 2023, by the Paris Civil Court of Justice to which the case was transferred following a new procedural law. All the claimants appealed this decision before the Paris Court of Appeal. TotalEnergies considers that it has fulfilled its obligations under the French law on the vigilance duty.

Several associations in France brought civil and criminal actions against TotalEnergies, with the purpose of proving that since May 2021 – after the change of name of TotalEnergies – the Corporation’s corporate communication and its publicity campaign contain environmental claims that are either false or misleading for the consumer. TotalEnergies considers that these accusations are unfounded.

In France, on July 4, 2023, nine shareholders (two companies and 7 individuals holding a small number of the Corporation’s shares) brought an action against the Corporation before the Nanterre Commercial Court, seeking the annulment of resolution no. 3 passed by the Corporation’s Annual Shareholders’ Meeting on May 26, 2023, recording the results for fiscal year 2022 and setting the amount of the dividend to be distributed for fiscal year 2022. The plaintiffs essentially allege an insufficient provision for impairment of the Company’s assets in the financial statements for the fiscal year 2022, due to the insufficient consideration of future risks and costs related to the consequences of greenhouse gas emissions emitted by its customers (scope 3) and carbon cost assumptions presented as too low. The Corporation considers this action to be unfounded.

In the United States, U.S. subsidiaries of TotalEnergies (TotalEnergies EP USA, Inc., TotalSpecialties USA, Inc. and TotalEnergies Marketing USA, Inc.) were summoned, amongst many companies and professional associations, in several “climate litigation” cases, seeking to establish legal liability for past greenhouse gas emissions, and to compensate plaintiff public authorities, in particular for resulting adaptation costs. The Corporation was summoned, along with these subsidiaries, in three of these litigations. The Corporation and its subsidiaries consider that the courts lack jurisdiction, and have many arguments to put forward, and consider that the past and present behavior of the Corporation and its subsidiaries does not constitute a fault susceptible to give rise to liability.

RUSSIA

In France, two associations filed a simple complaint against the Company in October 2022 with the National Anti-Terrorist Prosecutor’s Office, due to the continuation of some of the Company’s activities in Russia since the Russian invasion of Ukraine in 2022. The complaint, which the Corporation has not been given access to, would accuse the Corporation – due to its 49%[1] holding in Russian company Terneftegas, at that time 51%-owned by Novatek and operated by said company – of complicity in war crimes committed by the Russian Air Force in Ukraine, by aiding or assisting, through the supply of kerosene to the Russian Air Force. The Corporation – which has no direct or indirect activity vis-à-vis the sale of kerosene in Russia – has strongly rejected these accusations, as unfounded in both law and fact[2].

The complaint was dismissed by the National Anti-Terrorist Prosecutor’s Office in early January 2023.

The plaintiffs later lodged a new identical complaint in March 2023 with the application to join the proceedings as a civil party. In June 2023, the National Anti-Terrorist Prosecutor’s Office recommended a dismissal to the Elder Magistrate in charge of criminal matters.

MOZAMBIQUE

In France, victims and heirs of deceased persons filed a complaint against the Company in October 2023 with the Nanterre Prosecutor, following the events perpetrated by terrorists in the city of Palma in March 2021. This complaint would allege that the Corporation is liable for “unvoluntary manslaughter” and, “failure to assist people in danger”. The Corporation considers these accusations as unfounded in both law and fact[3].

[1] The sale by the Company of the 49% interest in Terneftegaz announced by the Company on July 18, 2022 was finalized on September 15, 2022.

[2] Please refer to the press release published by the Company on August 24, 2022 contesting the accusations made by French newspaper Le Monde.

[3] Please refer to the press release published by the Company on October 11, 2023 contesting the accusations.